UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

U.S. Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, U.S. Virgin Islands 00820
(Address of principal executive offices including zip code)

(704) 275-9113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition

On August 14, 2023, Altisource Asset Management Corporation (“AAMC”) issued a press release announcing its financial results for the quarter ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including the information in Exhibit 99.1, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Altisource Asset Management Corporation, dated August 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
August 14, 2023	By:	/s/	Stephen Ramiro Krallman
Stephen Ramiro Krallman
Chief Financial Officer